SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C.  20549



                          FORM 8-K



                       CURRENT REPORT



           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


Date of Report (Date of
earliest event reported)                 August 14, 2003


                  MONMOUTH CAPITAL CORPORATION
     (Exact name of registrant as specified in its charter)


         DELAWARE              0-4258            22-1897375
     (State or other
       jurisdiction          (Commission        (IRS Employer
    of incorporation)       File Number)     Identification No.)


3499 Route 9N, Suite 3C, Freehold, NJ               07728
 (Address of principal executive offices)        (Zip Code)



Registrant's telephone number,
including area code                           (732) 577-9996



                         Not applicable
  (Former name or former address, if changed since last report)


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Item 7.   Financial Statements, Pro Forma Financial
Information and Exhibits.

  Exhibits.

  99.1 Press Release dated August 14, 2003, announcing   new
  acquisition.

Item 9.   Regulation FD Disclosure.

      On August 14, 2003, the Company issued a press release announcing the acquisition of a 107,160 square-foot industrial building in Wheeling, Illinois, for a purchase price of approximately $11,985,000. This property is net leased to FedEx Ground Package System, Inc., for twelve years.

For purposes of this acquisition the Company joined with Jones Elgin I, LLC, an Illinois limited liability company, to form Wheeling Partners, LLC, an Illinois limited liability company, in which the Company owns approximately 63%.



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





                         SIGNATURES


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                 MONMOUTH  CAPITAL CORPORATION




                              /s/ Anna T. Chew
                              ANNA T. CHEW
                              Chief Financial Officer



     Date       August 14, 2003




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